SUMMARY PROSPECTUS JANUARY 1, 2013 VALIC COMPANY II MID CAP VALUE FUND (TICKER: VMCVX)

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and the above-incorporated information online at http://www.valic.com/prospectuses-reports_3240_424368.html. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com. The Fund’s Statutory Prospectus and Statement of Additional Information dated January 1, 2013, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company (“VALIC”) and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors. The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.71%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.11%
Expense Reimbursement	0.06%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.05%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 1.05%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2013. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$347	$606	$1,346

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-capitalization companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on May 31, 2012, the market capitalization range of the companies in the Index was $1.354 billion to $17.398 billion.

The sub-advisers use value-oriented investment approaches to identify companies in which to invest the Fund’s assets. Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria: (1) are undervalued relative to other securities in the same industry or market, (2) exhibit good or improving fundamentals, or (3) exhibit an identifiable

VALIC COMPANY II MID CAP VALUE FUND

catalyst that could close the gap between market value and fair value over the next one to two years.

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may also invest in Depositary Receipts, which are instruments issued by a bank that represent an interest in a foreign issuer’s securities.

The sub-advisers may routinely hold up to 20% of the Fund’s assets in cash, U.S. Government securities and repurchase agreements while seeking to make opportunistic investments in companies that the portfolio managers believe to represent special situations, such as when a company is undergoing change that might cause its market value to grow at a rate faster than the market generally.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. A sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Style Risk: Generally, “value” stocks are stocks of companies that a sub-adviser believes are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Mid-Capitalization Company Risk: Investing primarily in medium capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of medium capitalization companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Special Situations Risk: Small-and medium-sized companies are often involved in “special situations.” Securities of such companies may decline in value and adversely affect the Fund’s performance if the anticipated benefits of the special situation do not materialize.

VALIC COMPANY II MID CAP VALUE FUND

U.S. Government Obligations Risk: Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell Midcap® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wellington Management Company, LLP (“Wellington Management”) assumed sub-advisory duties on January 1, 2002. Tocqueville Asset Management, LP (“Tocqueville”) was added as additional sub-adviser effective March 21, 2011. Robeco assumed co-sub-advisory duties on December 5, 2011. From November 7, 2005 to December 2, 2011, the Fund was co-sub-advised by Nuveen, previously named FAF Advisors.

Wellington Management manages approximately 45% of the Fund’s assets, Tocqueville manages approximately 30% of the Fund’s assets and Robeco manages approximately 25% of the Fund’s assets. The percentage of the Fund’s assets each sub-adviser manages may change from time-to-time at the discretion of Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”).

During the periods shown in the bar chart below, the highest return for a quarter was 21.26% (quarter ending June 30, 2003) and the lowest return for a quarter was -22.35% (quarter ending September 30, 2011). For the year-to-date through September 30, 2012, the Fund’s return was 15.14%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	-8.79%	-0.80%	5.81%
Russell Midcap® Value Index	-1.38%	0.04%	7.67%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by Wellington Management, Tocqueville and Robeco.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Robeco
Steven L. Pollack	2011	Portfolio Manager
Joseph F. Feeney, Jr.	2011	Co-Chief Executive Officer, Chief Investment Officer

Tocqueville
J. Dennis Delafield	2011	Portfolio Manager
Vincent Sellecchia	2011	Portfolio Manager
Donald Wang	2011	Portfolio Manager

Wellington Management
James N. Mordy	2002	Senior Vice President and Equity Portfolio Manager

VALIC COMPANY II MID CAP VALUE FUND

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies or through qualifying retirement plans (“Plans”) and IRAs. Shares of the Funds may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Funds will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from your Contract, Plan or IRA.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.